SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 26, 2001


                          BIOSOURCE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-21930               77-0340829
  (State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)             File Number)        Identification No.)


                                 542 Flynn Road
                           Camarillo, California 93012
                    (Address of Principal Executive Offices)

                                 (805) 987-0086
                         (Registrant's Telephone Number)



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ITEM 5.  OTHER EVENTS

         Reference is made to the press release of BioSource International, Inc. (the "Registrant") issued on September 26, 2001, announcing the appointment of Leonard M. Hendrickson as the new President and Chief Executive Officer of the Registrant, effective October 15, 2001. A copy of the press release, which contains information meeting the requirements of this Item 5, is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by this reference.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)      Financial Statements.  None.

     (b)      Pro Forma Financial Information.  None.

     (c)      Exhibits.

              Exhibit 99.1 Press Release of the Registrant dated September 26, 2001, announcing the appointment of Leonard M. Hendrickson as President and CEO.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 4, 2001                             BIOSOURCE INTERNATIONAL, INC.



                                            By:  /S/ CHARLES C. BEST
                                                 ------------------------
                                                 Charles C. Best
                                                 Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT                                                              PAGE NUMBER
-------                                                              -----------
99.1              Press Release dated September 26, 2001,                 5
                  announcing the appointment of Leonard M.
                  Hendrickson as President and CEO.





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